UNITED  STATES
                       SECURITIES  AND  EXCHANGE  COMMISSION
                             Washington,  D.C.  20549

                                    FORM  8-K

                                 CURRENT  REPORT

     Pursuant  to  section  13  or  15(d) of the Securities Exchange Act of 1934

         Date  of  Report  (Date  of  earliest  event  reported):  June 20, 2005

                           Jane  Butel  Corporation
            --------------------------------------------------------
             (Exact  name  of  registrant  as  specified  in  its  charter)

             Florida                       000-50104              65-0327060
  ----------------------------     ------------------------     ---------------
     (State  or  other jurisdiction     (Commission File        (IRS Employer of
            incorporation)                  Number)          Identification No.)



          400  Gold  Ave.  SW,  Suite  750,  Albuquerque,  NM         87102
          ----------------------------------------------------   -------------
           (Address  of  principal  executive  offices)           (Zip  Code)


                                 (505)  314-0787
                             ----------------------
                         (Registrant's  telephone  number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 20, 2005, our Board of Directors accepted the resignation of Sidney Kramer as Director.


Item  9.01  Financial  Statements  and  Exhibits

(c)  Exhibits:

Resignation  of  Sidney Kramer  dated  June  20,  2005.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Jane  Butel  Corporation
                                   Registrant

Date:  June  21,  2005     By:     /s/Douglas  D'Agata
                                   -------------------
                                   Douglas  D'Agata
                                   Interim  Chief  Executive  Officer